SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 11, 2008

RUBIO’S RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26125	33-0100303
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (760) 929-8226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2008, Rubio’s Restaurants, Inc. (the “Company”) entered into an Amendment to Investors’ Rights Agreement Standstill and Extension Agreement with each of Rosewood Capital, L.P. (“Rosewood”) and Ralph Rubio, the Company’s chairman of the board of directors (collectively, the “Amended Agreements”). Mr. Kyle A. Anderson, one of the Company’s directors, is the managing director of Rosewood Associates L.P., the general partner of Rosewood. The Amended Agreements amend the registration rights originally granted to Rosewood and Mr. Rubio under an Amended and Restated Investors’ Rights Agreement, which was executed in 1997 in connection with private financings the Company completed prior to its initial public offering, and which was previously amended in December 1997, May 1998, March 2004, July 2005 and May 2007 (collectively, the “Existing Agreement”).

Under the Amended Agreements, the Company agreed to extend the time period in which Rosewood and Mr. Rubio may exercise their registration rights under the Existing Agreement from June 30, 2009 to December 30, 2010, subject to extension on a day-for-day basis for any deferral period the Company imposes under the terms of the Existing Agreement. In consideration for this extension, Rosewood and Mr. Rubio each agreed not submit a request under the Existing Agreement to register their common stock until December 31, 2008.

In compliance with its policy regarding related party transactions, the Company’s audit committee evaluated the Amended Agreements and determined that entering into the Amended Agreements would be in the best interests of the Company and its stockholders. Following the recommendation of the audit committee, the Company’s board of directors evaluated the Amended Agreements in executive session without the participation of Mr. Rubio and Mr. Anderson. After this evaluation, the Company’s board of directors approved the Amended Agreements and determined that entering into the Amended Agreements would be in the best interests of the Company and its stockholders. Mr. Rubio and Mr. Anderson abstained from the vote by the board of directors.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to Investors’ Rights Agreement Standstill and Extension Agreement, dated September 11, 2008, between Rubio’s Restaurants, Inc. and Rosewood Capital, L.P.

10.2	Amendment to Investors’ Rights Agreement Standstill and Extension Agreement, dated September 11, 2008, between Rubio’s Restaurants, Inc. and Ralph Rubio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 11, 2008

RUBIO’S RESTAURANTS, INC.

By: /s/ Frank Henigman Frank Henigman Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Investors’ Rights Agreement Standstill and Extension Agreement, dated September 11, 2008, between Rubio’s Restaurants, Inc. and Rosewood Capital, L.P.

10.2	Amendment to Investors’ Rights Agreement Standstill and Extension Agreement, dated September 11, 2008, between Rubio’s Restaurants, Inc. and Ralph Rubio.